UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2021

T. Rowe Price Group, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-32191	52-2264646
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 East Pratt Street, Baltimore, Maryland 21202

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (410) 345-2000

N/A
(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.20	TROW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-2 of this chapter).
                                        Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2021, the Board of Directors (the “Board”) of T. Rowe Price Group, Inc. (the “Company”) increased the number of directors from 11 to 12, and elected Ms. Eileen Rominger as a director of the Company. Ms. Rominger was appointed to the Audit Committee and to the Executive Compensation and Management Development Committee.

The Board determined that Ms. Rominger is an “independent director” in accordance with the NASDAQ Listed Company Rules, the rules and regulations of the Securities and Exchange Commission and the Company’s Corporate Governance Guidelines.

Ms. Rominger was a senior advisor to CamberView Partners, LLC, a provider of investor-led advice for management and boards of public companies on shareholder engagement and corporate governance, from 2013 to 2018. Ms. Rominger also was the director of the Division of Investment Management at the U.S. Securities and Exchange Commission from 2011 to 2012. She joined Goldman Sachs Asset Management in 1999, became a partner from 2004 to 2011, and the global chief investment officer from 2008 to 2011. She began her investment management career in 1981 at Oppenheimer Capital, where she worked for 18 years as a securities analyst and then as an equity portfolio manager, serving as a managing director and a member of the executive committee.

Ms. Rominger served as a member of the board of directors of Swiss Reinsurance Company Ltd. from 2018 to 2020. Ms. Rominger is also a member of the board of trustees, vice chair, and chair and member of the HR executive committees, respectively, of Massachusetts Museum of Contemporary Art and a member of the board of trustees and chair of the finance committee of Jacob’s Pillow Dance Foundation.

Ms. Rominger earned a B.A. in English from Fairfield University and an M.B.A. in finance from University of Pennsylvania, The Wharton School.

Section 9 - Financial Statements and Exhibits.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

    99.1 Press Release Dated November 3, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
T. Rowe Price Group, Inc.
By: /s/ David Oestreicher
David Oestreicher
Vice President, General Counsel and Secretary
Date: November 3, 2021